UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2007

TheStreet.com, Inc.

(Exact Name of Registrant as Specified in its Charter)

DE	0-25779	06-1515824
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Wall Street 15th Floor New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 321-5000

(Former name or former address, if changed from last report)

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensation Arrangements of Certain Officers

(e)	Performance Incentive Plan

At the Annual Meeting of TheStreet.com, Inc. (the “Company”) on May 24, 2007, stockholders approved the Company’s 2007 Performance Incentive Plan (the “2007 Plan”). The principal provisions of the 2007 Plan are described in the Company’s Definitive Proxy Statement for the 2007 Annual Meeting of Stockholders (the “Proxy Statement”). Upon stockholder approval, cash performance awards made under the 2007 Plan to certain executive officers and other significant employees of the Company became effective. The material provisions of these awards are described in the Proxy Statement. The cash performance awards were granted to Thomas J. Clarke, James. J. Cramer, Eric Ashman and David Morrow.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TheStreet.com, Inc. (Registrant)

Date: June 1, 2007	By:	/s/ Thomas J. Clarke, Jr.
Chief Executive Officer